SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                 March 3, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             CARDINAL HEALTH, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)






                OHIO                 0-12591              31-0958666
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


                5555 GLENDON COURT, DUBLIN, OHIO             43016
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (614) 717-5000
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         ITEM 5.   OTHER EVENTS

                   The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the pending merger between the Registrant and Owen Healthcare, Inc. ("Owen") expired at 11:59 p.m. on Monday, March 3, 1997. A press release issued jointly by the Registrant and Owen on March 4, 1997 relating to the expiration of the waiting period is filed as Exhibit 99.1 hereto and is incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         Exhibit 99.1   Press Release dated March 4, 1997.










































                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDINAL HEALTH, INC.


         Dated:  March 4, 1997         By:/s/ George H. Bennett, Jr.
                                          George H. Bennett, Jr.
                                          Executive Vice President,
                                            General Counsel and
                                            Secretary







                                 EXHIBIT INDEX

         Exhibit No.    Title
         -----------    -----

         99.1           Press Release dated March 4, 1997.